SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2002

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

        (c) The exhibits accompanying this report are listed in the Index to Exhibits on page 5.

Item 9. Regulation FD Disclosure.

        PMA Capital Corporation today announced that John W. Smithson, President and Chief Executive Officer, will make a presentation at Sandler O’Neill’s Insurance Equity Conference. PMA Capital’s presentation at the conference, which is being held in New York City, will take place on Tuesday, September 24, 2002 from approximately 3:30 p.m. to 4:10 p.m. Eastern time. Details about the conference, including information on how to access the conference via the internet, are provided in the press release attached as Exhibit 99 to this Form 8-K and are incorporated into this Item 9 by reference.

CAUTIONARY STATEMENTS FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

        During the conference, Mr. Smithson, President and Chief Executive Officer, of the Company may make certain oral statements that constitute forward-looking statements for purposes of safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on currently available financial, competitive and economic data and our current operating plans based on assumptions regarding future events. Our actual results could differ materially from those expected by our management. The factors that could cause actual results to vary materially, some of which are described with the forward-looking statements, include, but are not limited to:

•	changes in general economic conditions, including the performance of financial markets, interest rates and the level of unemployment;
•	regulatory or tax changes, including changes in risk-based capital or other regulatory standards that affect the cost of or demand for our products or otherwise affect our ability to conduct business;
•

competitive conditions resulting from the significant amount of capital in the property and casualty insurance marketplace that may affect the level of rate adequacy related to the amount of risk undertaken and that may influence the sustainability of adequate rate changes;

•	the effect of changes in workers' compensation statutes and their administration;
•	our ability to predict and effectively manage claims related to insurance and reinsurance policies;
•	the lowering or loss of one or more of the financial strength or claims paying ratings of our insurance subsidiaries;
•	adequacy of reserves for claim liabilities;
•	adverse property and casualty loss development for events we insured in prior years;
•	adequacy and collectibility of reinsurance that we purchased;

•	severity of natural disasters and other catastrophes;
•	reliance on key management; and
•	other factors disclosed from time to time in our most recent Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

Investors should not place undue reliance on any such forward-looking statements. Unless otherwise stated, we disclaim any current intention to update forward-looking information and to release publicly the results of any future revisions we may make to forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: September 17, 2002	By: /s/William E. Hitselberger
William E. Hitselberger
Senior Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Number	Description	Method of Filing

(99)	Additional Exhibits:

99	PMA Capital Corporation news release dated September 17, 2002	Filed herewith